                                                                    EXHIBIT 10.3


                              MCN ENERGY GROUP INC.

                        EXECUTIVE ANNUAL PERFORMANCE PLAN



                     (AS AMENDED EFFECTIVE JANUARY 1, 1998)

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                               TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I - Title, Purpose and Effective Date ....................................................................1
         1.1      Title ..........................................................................................1
         1.2      Purpose ........................................................................................1
         1.3      Effective Date .................................................................................1

ARTICLE 2 - Definitions...........................................................................................1
         2.1      Affiliated Company .............................................................................1
         2.2      Adjusted Standard Award Fund ...................................................................1
         2.3      Average Common Stockholders Equity..............................................................1
         2.4      Award ..........................................................................................1
         2.5      Board of Directors or Board.....................................................................1
         2.6      Cause ..........................................................................................2
         2.7      Code ...........................................................................................2
         2.8      Committee ......................................................................................2
         2.9      Eligible Employee ..............................................................................2
         2.10     EPS Growth Rate ................................................................................2
         2.11     Executive Management ...........................................................................2
         2.12     Net  Income ....................................................................................2
         2.13     Net Income Goal ................................................................................2
         2.14     Operating Goal .................................................................................2
         2.15     Participating Company ..........................................................................2
         2.16     Plan Year ......................................................................................2
         2.17     Return on Equity or ROE ........................................................................2
         2.18     Standard Award Fund ............................................................................2
         2.19     Tier............................................................................................2

ARTICLE 3 - Administration .......................................................................................3

ARTICLE 4 - Awards................................................................................................3
         4.1      Eligibility For Awards .........................................................................3
         4.2      Determination of Awards and Award Funds.........................................................3
         4.3      Payment of Awards ..............................................................................4
         4.4      Change in Employee Status ......................................................................4

ARTICLE 5 - Deferral of Receipt of Awards.........................................................................6

ARTICLE 6 - Beneficiary Designations .............................................................................6
         6.1      Beneficiary Designation ........................................................................6
         6.2      Change in Beneficiary Designation ..............................................................6

ARTICLE 7 - Amendment, Suspension or Termination .................................................................7

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                               TABLE OF CONTENTS
                                  (CONTINUED)
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                                                                                                               PAGE
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
ARTICLE 8 - Miscellaneous ........................................................................................7
         8.1      Assignment Prohibited ..........................................................................7
         8.2      Effect on Employee Benefits ....................................................................7
         8.3      No Right To An Award ...........................................................................7
         8.4      No Employment Rights ...........................................................................7
         8.5      Law Applicable .................................................................................7
         8.6      Gender, Number and Heading .....................................................................8
         8.7      Joint and Several Liability ....................................................................8

ARTICLE 9 - Change in Control ....................................................................................9
         9.1      General ........................................................................................9
         9.2      Joint and Several Liability ....................................................................9
         9.3      Definition of Change in Control ................................................................9


Attachment I - Target Percentages................................................................................10

Attachment II - MCN CORPORATE Scaling............................................................................11

Attachment III - MCNIC Scaling...................................................................................12

Attachment IV - MICHCON Scaling..................................................................................13

Attachment V - CITIZENS Scaling..................................................................................14

Attachment VI - Beneficiary Designation Form.....................................................................15


                              MCN ENERGY GROUP INC.
                        EXECUTIVE ANNUAL PERFORMANCE PLAN

               (as amended and restated effective January 1, 1998)


                                    ARTICLE I
                       TITLE, PURPOSE, AND EFFECTIVE DATE

         1.1 TITLE. The title of this Plan shall be the "MCN Energy Group Inc. Executive Annual Performance Plan" and is referred to in this document as the "Plan."

         1.2 PURPOSE. The purpose of the Plan is to provide a direct financial incentive to employees of MCN Energy Group Inc. ("MCN") and its subsidiaries (individually a "Company" and collectively the "Companies") who contribute to the overall success of MCN and to its particular achievements in the areas of earnings, operating efficiency, customer satisfaction, and employee satisfaction. In addition, the Plan is designed to place the compensation of Company employees at competitive levels with similar industries and thereby to assist in motivating them, retaining them in the employ of the Company, and in attracting new highly qualified personnel to the Companies.

         1.3  EFFECTIVE DATE.  The Plan is effective January 1, 1998.


                                    ARTICLE 2
                                   DEFINITIONS

         The following terms have the meaning described below when used in the
Plan:

         2.1 "AFFILIATED COMPANY" means any corporation while such corporation is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Corporation or any other employing entity while such entity is under common control (within the meaning of Section 414(c) of the Code) of the Corporation.

         2.2 "ADJUSTED STANDARD AWARD FUND" shall mean the total maximum dollar amount that is required for the Final Award Fund which has been adjusted to reflect the performance level regarding the financial and operating goals (if applicable).

         2.3 "AVERAGE COMMON STOCKHOLDERS EQUITY" shall mean the sum of (i) the common stockholders equity of a Company at the end of the previous Plan Year, less any adjustments specified on Attachments II though V, plus (ii) the common stockholders equity at the end of the current Plan Year, less any adjustments specified on Attachments II through V, divided by 2.

         2.4 "AWARD" shall mean the payment of cash compensation under this Plan.

         2.5 "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of Directors of MCN.

         2.6 "CAUSE" shall mean repeated material breaches of an employee's duties of employment which are not cured after receipt by the employee of written notice specifying such breaches or the employee's conviction of a felony involving moral turpitude.

         2.7  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.8  "COMMITTEE" shall mean the Compensation Committee of the Board.

         2.9 "ELIGIBLE EMPLOYEE" shall mean any regular full-time or part-time employee of a Participating Company who is in Tiers I through V.

         2.10 "EPS GROWTH RATE" shall mean the simple average of the year-to-year percentage change in earnings per share for MCN for each of any 3 consecutive years, which include the current Plan Year and the 2 preceding Plan Years.

         2.11 "EXECUTIVE MANAGEMENT" shall mean the Chief Executive Officer of MCN, MCNIC and Michigan Consolidated Gas Company and any other individual so designated by the MCN Chief Executive Officer.

         2.12 "NET INCOME" shall mean the net income available for common stock of a Company, as reported in the Income Statement of the Company for the Plan Year, less any adjustments specified on Attachments II through V.

         2.13 "NET INCOME GOAL" shall mean the net income approved as a goal by the Board.

         2.14 "OPERATING GOAL" shall mean the non-financial performance targets related to the operating priorities of a Participating Company.

         2.15 "PARTICIPATING COMPANY" shall mean MCN, an Affiliated Company, or other affiliated entity (whether or not incorporated) designated by the Board of Directors.

         2.16 "PLAN YEAR" shall mean the period beginning January 1 and ending December 31 of each year (the calendar year).

         2.17 "RETURN ON EQUITY" OR "ROE" shall mean a rate for a Participating Company, expressed as a percent, which represents Net Income, divided by Average Common Stockholders Equity.

         2.18 "STANDARD AWARD FUND" shall mean the total maximum dollar amount which would be required for an award fund if the financial goal and the operating goal (if applicable) for a Company is achieved exactly.

         2.19 "TIER" shall mean the ranking assigned to each group of employees defined by level of responsibility and contribution, not titling nomenclature. The Tiers are set forth in Attachment I.



                                    ARTICLE 3
                                 ADMINISTRATION

         The Vice Presidents of the Participating Companies' Human Resource Departments ("HR Vice Presidents") shall administer the Plan. The HR Vice Presidents shall have full authority and responsibility to interpret and administer the terms of the Plan and may develop guidelines or adopt rules and regulations governing the administration of the Plan. The administration of this Plan is subject to the annual approval of the Board.

         Executive Management shall be responsible for making recommendations to the Committee with respect to employees of the Companies who are to receive Awards under the Plan and the amount of such Awards. In discharging this responsibility, Executive Management may consult with individual members of the Committee or the Board, with the management of MCN and any of the Companies, or with such other persons as Executive Management may deem appropriate. The Committee shall submit the recommendations to the Board for approval.

         Any member of the Board who is also an employee eligible to receive Awards under the Plan shall not vote or act on any matter relating solely to such member during the period the member is eligible to participate in the Plan.


                                    ARTICLE 4
                                     AWARDS

         4.1 ELIGIBILITY FOR AWARDS. All Eligible Employees shall participate in the Plan. Each Participating Company may set minimum service and performance requirements for its employees. The level of participation in the Plan is based on position and relative contribution to a set of financial measures and other strategic and operational objectives. The target percentages for each Tier and business unit are set forth in Attachment I.

         4.2 DETERMINATION OF AWARDS AND AWARD FUNDS. The following formula will be used in determining respective bonus amounts recommended to be awarded to Eligible Employees. The HR Vice Presidents will consider the results for each Company separately:

         (a) The HR Vice Presidents will first confirm the financial and operating goals (if applicable) for the Plan Year.

         (b) The HR Vice Presidents will then determine the size of the Standard Award Fund. In determining the size of this fund, the HR Vice Presidents will compile a report containing the salaries (in dollars) of Eligible Employees for the Plan Year. Individual Standard Awards are calculated using the percent of base salary Target Percentages, shown in Attachment I. The ranges and percentages used in the computation of the Standard Award Fund may be revised from time to time, in the discretion of the Committee or the Board.

         (c) The Standard Award Fund is determined by adding the Individual Standard Awards. The Individual Standard Award amounts used in computing the Standard Award Fund will be adjusted upward or downward based on actual performance on the Financial Goal and the Operating Goal (if applicable). See Attachments II through V. The total of these adjusted Individual Standard Award amounts is the Adjusted Award Fund.
         The HR Vice Presidents will make their recommendations to the Executive Management with respect to the employees who are to receive awards with respect to the Plan Year and the amount of such awards. Such amounts shall be by individual for Tiers I and II and in total for Tiers III through V. Executive Management shall present such recommendations to the Committee for approval.

         The Committee will determine which employees shall receive awards with respect to the Plan Year and the amount of the awards based upon the recommendations of Executive Management and the Committee's own consideration of the criteria established under the Plan for granting awards. The Committee shall submit the recommendations to the Board for approval. Any member of the Committee or Board who is also an Eligible Employee shall not vote.

         Any determination concerning the establishment of any Award Fund, once made, shall be conclusive and binding upon all employees eligible to participate in the Plan and their beneficiaries or successor(s) in interest.

         4.3 PAYMENT OF AWARDS. Payment of Awards to Eligible Employees shall be made by the employing Company in the calendar year following the Plan Year for which the Award is made and within a reasonable period following approval of the award by the Board.

         4.4 CHANGE IN EMPLOYEE STATUS. In the case of an employee who was eligible at the beginning of the Plan Year, but whose status has changed during the Plan Year so that the employee would not be eligible if eligibility for the Plan Year were determined at the end of the Plan Year, the following guidelines will apply, except where Executive Management proposes and the Committee determines, in its sole discretion, that factors shall be considered with respect to an Eligible Employee which make departure therefrom appropriate:

             (A) DEATH, RETIREMENT. An Eligible Employee who dies or retires during the Plan Year will be recommended for an Award in an amount that reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee.

             (B) RESIGNATION. An Eligible Employee who resigns during the
Plan Year wherein the primary reason for the employee's resignation relates to ill health in the employee's immediate family or other compelling personal reasons, the Eligible Employee may be recommended for an Award in an amount which reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee. An Eligible Employee who resigns prior to the payment of an Award for a Plan Year for other reasons will not normally receive an Award.

             (C) TERMINATION. An Eligible Employee who is terminated prior to payment of an Award for a Plan Year for reasons related to organizational changes, such as the discontinuation of an organization unit or redundancy, may be recommended for an Award in an amount which reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee. An Eligible Employee who is terminated prior to the payment of an Award for a Plan Year for other reasons will not normally receive an Award.

The Committee will not recommend an Eligible Employee who is terminated for Cause for an Award.

             (D) LEAVE OF ABSENCE - PAID. An Eligible Employee who is on a paid leave of absence for a portion of the Plan Year will be recommended to receive an Award in an amount that would have otherwise been recommended had the Eligible Employee been an active employee through the date the Award is paid for the Plan Year.

             (E) LEAVE OF ABSENCE - UNPAID. An Eligible Employee who is on an unpaid leave of absence for health reasons for a portion of the Plan Year will be recommended to receive an Award in an amount, which reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee. An Eligible Employee who is on an unpaid leave of absence for any other reason during a portion of a Plan Year may be recommended for an Award in an amount that reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee.

             (F) DEMOTION. An Eligible Employee who was demoted during the Plan Year for poor performance will not be recommended for an Award. In the case of an Eligible Employee demoted for any other reason during the Plan year, who would not have been an Eligible Employee if eligibility for such Plan Year were determined on the date(s) with respect to which the employee's changed status as a result of the demotion or transfer applied, the employee may be recommended for an Award which excludes the proportionate part of the Plan Year with respect to which the employee's status was changed.

             (G) TRANSFER TO A NON-PARTICIPATING AFFILIATED COMPANY. An Eligible Employee who transfers during the Plan Year from a Company whose employees are eligible for consideration to a Company whose employees are not eligible for consideration may be recommended by the Committee to receive an Award in an amount which reflects the proportionate part of the Plan Year in which the Eligible Employee was an active employee of the Company whose employees are eligible for consideration.

             (H) TRANSFER TO A PARTICIPATING AFFILIATED COMPANY. An
Eligible Employee who transfers during the Plan Year from one Participating Company to another participating Company wherein the plans are different may be recommended for an Award in an amount which reflects the employee's performance on behalf of the respective companies.

             (I) NEW HIRE OR TRANSFER FROM A NON-PARTICIPATING AFFILIATED COMPANY. An employee who is not an Eligible Employee at the beginning of the Plan Year who subsequently becomes eligible by reason of being hired by or transferred to a Participating Company may be recommended for an Award that reflects the full Plan Year or the proportionate part of the Plan Year in which the employee was an Eligible Employee.

             (J) TERMINATION AFTER END OF PLAN YEAR AND PRIOR TO PAYMENT.
If an Eligible Employee ceases to be an active employee subsequent to the Plan Year to which the Award relates but prior to distribution of the Award, the Award may be payable to the employee, or the designated beneficiary, equal to all, none, or a prorated amount of the Award the Eligible Employee would have received if he were still employed.


                                    ARTICLE 5
                          DEFERRAL OF RECEIPT OF AWARDS

             An Eligible Employee may elect to defer receipt of all or a percentage of an Award granted to him under the Plan under the terms and subject to the provisions of the MCN Executive Deferred Compensation Plan in effect for the Plan Year for which the Award is to be paid.




                                    ARTICLE 6

                            BENEFICIARY DESIGNATIONS

         6.1 BENEFICIARY DESIGNATION. An Eligible Employee shall designate a beneficiary on his Beneficiary Designation Form, as provided in Attachment VI. The designation of a beneficiary other than the Eligible Employee's spouse must be consented to in writing by the spouse. If an Eligible Employee has not designated a beneficiary, or if a designated beneficiary is not living or in existence at the time of the Eligible Employee's death, any death benefits payable under the Plan shall be paid to the Eligible Employee's spouse, if then living, and if the Eligible Employee's spouse is not then living, to the Eligible Employee's estate.

         6.2 CHANGE IN BENEFICIARY DESIGNATION. An Eligible Employee may change the designated beneficiary, subject to the restriction in Section 6.1, from time to time by filing a new written designation with the Committee or Board. Such designation shall be effective upon receipt by the Committee or Board. Employees eligible to participate in the Plan may designate to the Committee, on a form approved by the Committee for that purpose, a beneficiary or beneficiaries to receive any amounts due under the Plan to the employee upon death. Such designation may be canceled or changed by the employee at the employee's discretion, but no cancellation or change will be recognized by the Committee unless effected in writing on a form approved by the Committee for that purpose and filed with the Committee. In the absence of a valid beneficiary designation, the amounts due hereunder shall be paid to the deceased employee's lawful successor(s) in interest in a lump sum as soon as practicable, but in no event later than one year following the employee's death.


                                    ARTICLE 7
                      AMENDMENT, SUSPENSION OR TERMINATION

             The Plan may be amended, suspended or terminated at any time by MCN by action of its Board or the Committee. However, no amendment, suspension or termination of the Plan shall affect the rights of employees to receive Awards approved but unpaid as of the date of such amendment, suspension or termination.


                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 ASSIGNMENT PROHIBITED. The rights and benefits under this Plan are personal and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer, or other disposition.

         8.2 EFFECT ON EMPLOYEE BENEFITS. Awards under this Plan will not be considered compensation under any other employee benefit plan maintained by MCN or its subsidiaries, unless specifically included as compensation in such other plan's written plan document.

         8.3 NO RIGHT TO AN AWARD. No employee or other person shall have any claim or right to be granted an Award under the Plan. The receipt of an Award with respect to any Plan year shall not entitle an employee to an award with respect to any subsequent Plan Year.

         8.4 NO EMPLOYMENT RIGHTS. Neither the Plan nor any action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between an employee and any Company, or as a right of any employee to be continued in the employment of any Company, or as a limitation of the right of any

Company to discharge any employee at any time, with or without cause, or as a limitation of the right of the employee to terminate employment at any time.

         8.5 LAW APPLICABLE. This Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

         8.6 GENDER, NUMBER AND HEADING. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

         8.7 JOINT AND SEVERAL LIABILITY. The liability under the Plan for the Companies shall be joint and several so that each Company shall be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the entity by which such employee is employed.


                                    ARTICLE 9
                                CHANGE IN CONTROL

         9.1 GENERAL. Notwithstanding any other provision in this Plan, upon a Change of Control in MCN, as that term is defined in Section 9.3, the following shall be paid in cash to all Eligible Employees within twenty (20) days following a Change of Control:

              (a)  Awards for the prior Plan Year if not then paid; and

              (b) Awards for the current Plan Year, payable pro rata based upon a fraction whose numerator is the number of days between December 31 of the prior year and the date of the Change of Control and whose denominator is 365.

Each such Award shall be calculated based on the most recent performance appraisal completed for each Eligible Employee prior to the Change of Control and with respect to any pro rata Award, calculated as if the Company's earnings were exactly equal to its Net Income Goal.

         9.2 JOINT AND SEVERAL LIABILITY. Upon and at all times after a Change in Control, the liability under the Plan of MCN and each Affiliated Company that has adopted the Plan shall be joint and several so that MCN and each such Affiliated Company shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

         9.3  DEFINITION OF CHANGE IN CONTROL.   "Change of Control" means:

                   (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or 20 percent or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the

Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control:

                   (i) Any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege);

                   (ii)  Any acquisition by the Company;

                   (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                   (iv) Any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (a) of this Section 9.3 are satisfied; or

              (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless following such reorganization, merger or consolidation, (i) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

              (d) Approval by the Shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the

Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than sixty percent (60%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (C) at least a majority of the members of the Board of Directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.


IN WITNESS WHEREOF, the undersigned officer of MCN has executed this Plan as of this ____ day of December 1998.

                                        MCN Energy Group Inc.


                                        By:
                                           ---------------------------------
                                        Alfred R. Glancy III
                                        Chairman and Chief Executive Officer

                                                                    ATTACHMENT I

                                               1998 TARGET PERCENTAGES

     -------------------------------------------------------------------------------------------------------
                                       MCN            MICHCON TARGET        MCNIC*            CITIZEN'S
                                      TARGET%            TARGET%            TARGET%            TARGET%
     TIER   DESCRIPTION             BASE SALARY        BASE SALARY        BASE SALARY        BASE SALARY
     =======================================================================================================
        I   Chairman & CEO              60%               N/A                 N/A                N/A
     -------------------------------------------------------------------------------------------------------
       II   Vice Chairman/Pres          50%               50%                 55%                N/A
     -------------------------------------------------------------------------------------------------------
      III   VP/Officer                  40%               35%                 45%                35%
     -------------------------------------------------------------------------------------------------------
       IV   Director                    30%               25%                 35%                25%
     -------------------------------------------------------------------------------------------------------
        V   Director/Key Execs          20%               15%                 25%                15%
     =======================================================================================================


Eligibility is defined by level of responsibility and contribution, not titling nomenclature.

Actual awards may be from 0 to 125% of an Eligible Employee's Individual Standard Award. However, the aggregate of all awards may not exceed the total Adjusted Award Fund.




                                     FUNDING

The 1998 Executive Annual Performance Plan Standard Award Fund is based on the attainment of targeted ROE and then related to tier-target percents, shown above, of base annual salaries of Eligible Employees.


                                                    MEASURE                         WEIGHT          TARGET
                                                    -------                         ------          ------

         MichCon                                    ROE                              100%            11.0%

         MCNIC*                                     ROE                              100%              13%

         MCN                                        ROE                              100%              12%

         Citizens                                   ROE                              100%              13%





*   Includes Mobile Bay Gathering Company and Reed Holdings.

                                                                   ATTACHMENT II


                                  MCN CORPORATE
                        EXECUTIVE ANNUAL PERFORMANCE PLAN
                              1998 SCALING OF AWARD



------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RELATED
       RANGE OF ROES                                      SCALING                                    FUNDING PERCENTAGE
==============================================================================================================================
Less than 10%                                                                                  No Award
------------------------------------------------------------------------------------------------------------------------------
10% to 12%                    Reduced 5% for each 0.1% ROE under 12%                           0% to 100%
------------------------------------------------------------------------------------------------------------------------------
   12%                                                                                         100%
------------------------------------------------------------------------------------------------------------------------------
12% to 14%                    Increased 3% for each 0.1% ROE from 12% to 14%                   100% to 160%
------------------------------------------------------------------------------------------------------------------------------
14% to 15%                    Increased 1.5% for each 0.1% ROE from 14% to 15%                 160% to 175%
------------------------------------------------------------------------------------------------------------------------------
Above 15%                     Increased 0.4% for each 0.1% ROE above 15%                       Above 175%
==============================================================================================================================



         If ROE exceeds 12.5% and MCN attains a 3-year average EPS Growth Rate of 12%, an additional 25% will be added to the fund resulting in 200% funding at 15% ROE.



                ADJUSTMENTS TO AVERAGE COMMON STOCKHOLDERS EQUITY


         Average Common Stockholders Equity shall be adjusted by:

              1. Any gains or losses recorded to "Other Comprehensive Income Within Equity".

                                                                  ATTACHMENT III


                                      MCNIC
                        EXECUTIVE ANNUAL PERFORMANCE PLAN
                              1998 SCALING OF AWARD




------------------------------------------------------------------------------------------------------------------------------
                                                                                                     RELATED
     RANGE OF ROES                             SCALING                                         FUNDING PERCENTAGE
==============================================================================================================================
Less than 11%                                                                                  No Award
------------------------------------------------------------------------------------------------------------------------------
11% to 13%                    Reduced 5% for each 0.1% ROE under 13%                           0% to 100%
------------------------------------------------------------------------------------------------------------------------------
    13%                                                                                        100%
------------------------------------------------------------------------------------------------------------------------------
13% to 15%                    Increased 3% for each 0.1% ROE from 13% to 15%                   100% to 160%
------------------------------------------------------------------------------------------------------------------------------
15% to 16%                    Increased 1.5% for each 0.1% ROE from 15% to 16%                 160% to 175%
------------------------------------------------------------------------------------------------------------------------------
Above 16%                     Increased 0.4% for each 0.1% ROE above 16%                       Above 175%
==============================================================================================================================



         If ROE exceeds 13.5% and MCN attains a 3-year average EPS Growth Rate of 12%, an additional 25% will be added to the fund resulting in 200% funding at 16% ROE.

         Note: These targets and scaling will also apply to Mobile Bay Gathering Company and Reed Holdings.




                ADJUSTMENTS TO AVERAGE COMMON STOCKHOLDERS EQUITY


         Average Common Stockholders Equity shall be adjusted by:

         - 1. Any gains or losses recorded to "Other Comprehensive Income Within Equity".

                                                                   ATTACHMENT IV

                                     MICHCON
                        EXECUTIVE ANNUAL PERFORMANCE PLAN
                              1998 SCALING OF AWARD


------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RELATED
       RANGE OF ROES                                      SCALING                                    FUNDING PERCENTAGE
==============================================================================================================================
Less than 9%                                                                                   No Award
------------------------------------------------------------------------------------------------------------------------------
9% to 11%                     Reduced 5% for each 0.1% ROE under 11%                           0% to 100%
------------------------------------------------------------------------------------------------------------------------------
   11%                                                                                         100%
------------------------------------------------------------------------------------------------------------------------------
11% to 13%                    Increased 3% for each 0.1% ROE from 11% to 13%                   100% to 160%
------------------------------------------------------------------------------------------------------------------------------
13% to 14%                    Increased 1.5% for each 0.1% ROE from 13% to 14%                 160% to 175%
------------------------------------------------------------------------------------------------------------------------------
Above 14%                     Increased 0.4% for each 0.1% ROE above 14%                       Above 175%
==============================================================================================================================



         If ROE exceeds 11.5% and MCN attains a 3-year average EPS Growth Rate of 12%, an additional 25% will be added to the fund resulting in 200% funding at 14% ROE.






                ADJUSTMENTS TO AVERAGE COMMON STOCKHOLDERS EQUITY


         Average Common Stockholders Equity shall be adjusted by:

         1. Any gains or losses recorded to "Other Comprehensive Income Within Equity".

                                                                    ATTACHMENT V

                                    CITIZENS
                        EXECUTIVE ANNUAL PERFORMANCE PLAN
                              1998 SCALING OF AWARD


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       RELATED
    RANGE OF ROES                            SCALING                                            FUNDING PERCENTAGE
=============================================================================================================================
Less than 11%                                                                                  No Award
-----------------------------------------------------------------------------------------------------------------------------
11% to 13%                    Reduced 5% for each 0.1% ROE under 13%                           0% to 100%
-----------------------------------------------------------------------------------------------------------------------------
   13%                                                                                         100%
-----------------------------------------------------------------------------------------------------------------------------
13% to 15%                    Increased 3% for each 0.1% ROE from 13% to 15%                   100% to 160%
-----------------------------------------------------------------------------------------------------------------------------
15% to 16%                    Increased 1.5% for each 0.1% ROE from 15% to 16%                 160% to 175%
-----------------------------------------------------------------------------------------------------------------------------
Above 16%                     Increased 0.4% for each 0.1% ROE above 16%                       Above 175%
=============================================================================================================================



         If ROE exceeds 13.5% and MCN attains a 3-year average EPS Growth Rate of 12%, an additional 25% will be added to the fund resulting in 200% funding at 16% ROE.




                ADJUSTMENTS TO AVERAGE COMMON STOCKHOLDERS EQUITY


         Average Common Stockholders Equity shall be adjusted by:

         1. Any gains or losses recorded to "Other Comprehensive Income Within Equity".

                                                                  ATTACHMENT VI

                              MCN ENERGY GROUP INC.
                        EXECUTIVE ANNUAL PERFORMANCE PLAN

                          BENEFICIARY DESIGNATION FORM

============================================================================================================================
Employee Name (Print)                                    Social Security No.                            I. D. Number


----------------------------------------------------------------------------------------------------------------------------
Address (Number/Street)                                  City                            State          Zip Code


============================================================================================================================

I hereby designate, pursuant to Article 6 of the above-referenced plan, the below-designated person(s) as my beneficiary in the event of my death:

============================================================================================================================
Beneficiary's Name                                              Address

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

I UNDERSTAND THAT THE DESIGNATION OF A BENEFICIARY OTHER THAN MY SPOUSE MUST BE CONSENTED TO IN WRITING BY MY SPOUSE.

In the event any of the above-named beneficiaries should predecease me, or shall survive me but die before receiving all amounts to be paid, I hereby name the following as a contingent beneficiary to receive any such unpaid amounts:

============================================================================================================================
Beneficiary's Name                                              Address

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

In the event none of the above-named beneficiaries survive me, any unpaid amounts shall be paid to my lawful successor in interest. I reserve the right to change this beneficiary designation at any time by filing with the Committee or its designee a new beneficiary designation form.

I understand that my most recent election as to the beneficiary designation will apply to all Deferrals by me under the plan.

============================================================================================================================
Employee Signature                                                                  Date


----------------------------------------------------------------------------------------------------------------------------
Receipt Acknowledged By                    Title                                    Date


============================================================================================================================

Spousal Consent: I hereby consent to the designation of beneficiary set forth herein.

============================================================================================================================
Spouse's Signature                                              Date


----------------------------------------------------------------------------------------------------------------------------
Witness                                                         Date


============================================================================================================================